SUBSIDIARIES OF CPFL ENERGIA S.A.	Jurisdiction of Incorporation

Companhia Paulista de Força e Luz (CPFL Paulista)	Federative Republic of Brazil
Companhia Piratininga de Força e Luz (CPFL Piratininga)	Federative Republic of Brazil
RGE Sul Distribuidora de Energia S.A. (RGE )	Federative Republic of Brazil
Companhia Jaguari de Energia (CPFL Santa Cruz)	Federative Republic of Brazil

CPFL Geração de Energia S.A. (CPFL Geração)	Federative Republic of Brazil
Companhia Energética Rio das Antas (CERAN)	Federative Republic of Brazil
Foz do Chapecó Energia S.A. (Foz do Chapecó)	Federative Republic of Brazil
Campos Novos Energia S.A. (ENERCAN)	Federative Republic of Brazil
Energética Barra Grande S.A. (BAESA)	Federative Republic of Brazil
Centrais Elétricas da Paraíba S.A. (EPASA)	Federative Republic of Brazil
Paulista Lajeado Energia S.A. (Paulista Lajeado)	Federative Republic of Brazil
CPFL Energias Renováveis S.A. (CPFL Renováveis)	Federative Republic of Brazil
CPFL Centrais Geradoras Ltda. (CPFL Centrais Geradoras)	Federative Republic of Brazil
CPFL Transmissão de Energia Piracicaba Ltda. (CPFL Piracicaba)	Federative Republic of Brazil
CPFL Transmissora de Energia Morro Agudo Ltda. (CPFL Morro Agudo)	Federative Republic of Brazil
CPFL Transmissão de Energia Maracanaú Ltda. (CPFL Maracanaú)	Federative Republic of Brazil
CPFL Transmissão de Energia Sul I Ltda. (CPFL Sul I)	Federative Republic of Brazil
CPFL Transmissão de Energia Sul II Ltda. (CPFL Sul II)	Federative Republic of Brazil

CPFL Comercialização Brasil S.A. (CPFL Brasil)	Federative Republic of Brazil
Clion Assessoria e Comercialização de Energia Elétrica Ltda. (CPFL Meridional)	Federative Republic of Brazil
CPFL Comercialização de Energia Cone Sul Ltda. (CPFL Cone Sul)	Federative Republic of Brazil
CPFL Planalto Ltda. (CPFL Planalto)	Federative Republic of Brazil
CPFL Brasil Varejista S.A. (CPFL Brasil Varejista)	Federative Republic of Brazil

CPFL Serviços, Equipamentos, Indústria e Comércio S.A. (CPFL Serviços)	Federative Republic of Brazil
Nect Serviços Administrativos de Infraestrutura Ltda ("CPFL Infra")	Federative Republic of Brazil
Nect Servicos Administrativos de Recursos Humanos Ltda ("CPFL Pessoas")	Federative Republic of Brazil
Nect Servicos Administrativos Financeiros Ltda ("CPFL Finanças")	Federative Republic of Brazil
Nect Servicos Adm de Suprimentos E Logistica Ltda ("CPFL Supre")	Federative Republic of Brazil
CPFL Atende Centro de Contatos e Atendimento Ltda ("CPFL Atende")	Federative Republic of Brazil
CPFL Total Serviços Administrativos Ltda ("CPFL Total")	Federative Republic of Brazil
CPFL Eficiência Energética Ltda ("CPFL Eficiência")	Federative Republic of Brazil
TI Nect Serviços de Informática Ltda ("Authi")	Federative Republic of Brazil
CPFL Geração Distribuída de Energia Ltda ("CPFL GD")	Federative Republic of Brazil

CPFL Jaguari de Geração de Energia Ltda ("Jaguari Geração")	Federative Republic of Brazil
Chapecoense Geração S.A. ("Chapecoense")	Federative Republic of Brazil
Sul Geradora Participações S.A. ("Sul Geradora")	Federative Republic of Brazil
CPFL Telecomunicações Ltda ("CPFL Telecom")	Federative Republic of Brazil

Atlântica I Parque Eólico S.A.	Federative Republic of Brazil
Atlântica II Parque Eólico S.A.	Federative Republic of Brazil
Atlântica IV Parque Eólico S.A.	Federative Republic of Brazil
Atlântica V Parque Eólico S.A.	Federative Republic of Brazil
Campo dos Ventos I Energias Renováveis S.A.	Federative Republic of Brazil
Campo dos Ventos II Energias Renováveis S.A.	Federative Republic of Brazil
Campo dos Ventos III Energias Renováveis S.A	Federative Republic of Brazil
Campo dos Ventos V Energias Renováveis S.A.	Federative Republic of Brazil
Cherobim Energética S.A.	Federative Republic of Brazil
Chimay Empreendimentos e Participações Ltda.	Federative Republic of Brazil
Companhia Energética Novo Horizonte	Federative Republic of Brazil
Companhia Hidroelétrica Figueirópolis	Federative Republic of Brazil
CPFL Bio Buriti Ltda.	Federative Republic of Brazil
CPFL Bio Formosa Ltda.	Federative Republic of Brazil
CPFL Bio Ipê Ltda.	Federative Republic of Brazil
CPFL Bio Pedra Ltda.	Federative Republic of Brazil
CPFL Bioenergia S.A.	Federative Republic of Brazil
CPFL Sul Centrais Elétricas Ltda.	Federative Republic of Brazil
Desa Eólicas S.A.	Federative Republic of Brazil
Desa Eurus I S.A.	Federative Republic of Brazil
Desa Eurus III S.A.	Federative Republic of Brazil
Desa Morro dos Ventos I S.A.	Federative Republic of Brazil
Desa Morro dos Ventos II S.A.	Federative Republic of Brazil
Desa Morro dos Ventos III S.A.	Federative Republic of Brazil
Desa Morro dos Ventos IV S.A.	Federative Republic of Brazil
Desa Morro dos Ventos IX S.A.	Federative Republic of Brazil
Desa Morro dos Ventos VI S.A.	Federative Republic of Brazil
Desa PCH II Energia S.A.	Federative Republic of Brazil
Dobrevê Energia S.A.	Federative Republic of Brazil
Eólica Holding S.A.	Federative Republic of Brazil
Eólica Paracuru Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
Eurus VI Energias Renováveis Ltda.	Federative Republic of Brazil
Jayaditya Empreendimentos e Participações Ltda.	Federative Republic of Brazil
CPFL Bio Ester Ltda.	Federative Republic of Brazil
Ludesa Energética S.A.	Federative Republic of Brazil
Mata Velha Energética S.A.	Federative Republic of Brazil
Mohini Empreendimentos e Participações Ltda.	Federative Republic of Brazil
PCH Holding 2 S.A.	Federative Republic of Brazil
PCH Holding S.A.	Federative Republic of Brazil
Pedra Cheirosa I Energia S.A	Federative Republic of Brazil
Pedra Cheirosa II Energia S.A	Federative Republic of Brazil
Rosa dos Ventos Geração e Comercialização de Energia S.A	Federative Republic of Brazil
Santa Clara I Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara II Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara III Energias Renováveis Ltda.	Federative Republic of Brazil

Santa Clara IV Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara V Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Clara VI Energias Renováveis Ltda.	Federative Republic of Brazil
Santa Luzia Energética S.A.	Federative Republic of Brazil
Santa Mônica Energias Renováveis S.A.	Federative Republic of Brazil
Santa Úrsula Energias Renováveis S.A.	Federative Republic of Brazil
São Benedito Energias Renováveis S.A.	Federative Republic of Brazil
São Domingos Energias Renováveis S.A.	Federative Republic of Brazil
SIIF Cinco Geração e Comercialização de Energia S.A.	Federative Republic of Brazil
SPE Aiuruoca Energia LTDA.	Federative Republic of Brazil
SPE Alto Irani Energia S.A.	Federative Republic of Brazil
SPE Arvoredo Energia S.A.	Federative Republic of Brazil
SPE Baixa Verde Energia S.A.	Federative Republic of Brazil
SPE Barra da Paciência Energia S.A.	Federative Republic of Brazil
SPE Bio Alvorada S.A.	Federative Republic of Brazil
SPE Bio Coopcana S.A.	Federative Republic of Brazil
SPE Boa Vista 2 Energia S.A.	Federative Republic of Brazil
SPE Cachoeira Grande Energia Ltda.	Federative Republic of Brazil
SPE Cajueiro Energia S.A.	Federative Republic of Brazil
SPE Cocais Grande Energia S.A.	Federative Republic of Brazil
SPE Corrente Grande Energia S.A.	Federative Republic of Brazil
SPE Costa Branca Energia S.A.	Federative Republic of Brazil
SPE Costa das Dunas Energia S.A.	Federative Republic of Brazil
SPE CPFL Solar 1 Energia S.A. (Tanquinho)	Federative Republic of Brazil
SPE Farol de Touros Energia S.A.	Federative Republic of Brazil
SPE Figueira Branca Energia S.A.	Federative Republic of Brazil
SPE Gameleira Energia S.A.	Federative Republic of Brazil
SPE Juremas Energia S.A.	Federative Republic of Brazil
SPE Macacos Energia S.A.	Federative Republic of Brazil
SPE Navegantes Energia S.A.	Federative Republic of Brazil
SPE Ninho da Águia Energia S.A.	Federative Republic of Brazil
SPE Paiol Energia S.A.	Federative Republic of Brazil
SPE Pedra Preta Energia S.A.	Federative Republic of Brazil
SPE Penedo Energia Ltda.	Federative Republic of Brazil
SPE Plano Alto Energia S.A.	Federative Republic of Brazil
SPE Salto Góes Energia S.A.	Federative Republic of Brazil
SPE Cherobim Energia S.A.	Federative Republic of Brazil
SPE São Gonçalo Energia S.A.	Federative Republic of Brazil
SPE Tombo Energia Ltda.	Federative Republic of Brazil
SPE Turbina 16 Energia S.A.	Federative Republic of Brazil
SPE Turbina 17 Energia S.A.	Federative Republic of Brazil
SPE Varginha Energia S.A.	Federative Republic of Brazil
SPE Várzea Alegre Energia S.A.	Federative Republic of Brazil
Varginha Energética S.A.	Federative Republic of Brazil
Ventos de Santo Dimas Energias Renováveis S.A.	Federative Republic of Brazil
Ventos de São Martinho Energias Renováveis S.A.	Federative Republic of Brazil
WF 1 HOLDING S.A.	Federative Republic of Brazil